UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

October 28, 2009

Commission File Number	Registrant	State of Incorporation	IRS Employer Identification Number
1-7810	Energen Corporation	Alabama	63-0757759
2-38960	Alabama Gas Corporation	Alabama	63-0022000

605 Richard Arrington Jr. Boulevard North Birmingham, Alabama	35203
(Address of principal executive offices)	(Zip Code)

(205) 326-2700

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition

October 28, 2009, Energen Corporation and Alabama Gas Corporation issued a press release announcing the third quarter and year-to-date 2009 financial results. The press release and supplemental financial information are attached hereto as Exhibit 99.1 and 99.2.

ITEM 7.01	Regulation FD Disclosure

Energen Corporation has included a reconciliation of certain Non-GAAP financial measures to the related GAAP financial measures. These Non-GAAP financial measures will be disclosed at various investor/analyst meetings in the coming weeks. The reconciliation is attached hereto as exhibit 99.3.

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit Number:
99.1	Press Release dated October 28, 2009

99.2	Supplemental Financial Information

99.3	Non-GAAP Financial Measures Reconciliation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGEN CORPORATION ALABAMA GAS CORPORATION

October 28, 2009	By	/s/ Charles W. Porter, Jr.
Charles W. Porter, Jr. Vice President, Chief Financial Officer and Treasurer of Energen Corporation and Alabama Gas Corporation

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	* Press Release dated October 28, 2009

99.2	* Supplemental Financial Information

99.3	* Non-GAAP Financial Measures Reconciliation

*	This exhibit is furnished to, but not filed with, the Commission by inclusion herein.